Summit Business Capital Corp.
                       545 North Tryon Street, Suite 1600
                         Charlotte, North Carolina 28202


                                November 30, 2000



NDC Automation, Inc.
3101 Latrobe Drive
Charlotte, North Carolina  28211-4849

         Re: Summit Business Capital Corp. $450,000.00 Loan to NDC Automation, Inc. (the "Loan")

Gentlemen:

This letter shall constitute notice to you that Summit Business Capital Corp. (the "Lender") will not be renewing the Loan that will terminate on January 31, 2001 (the "Termination Date"). The Lender will expect payment in full of the Loan on the Termination Date.

                                   Sincerely,

                                   SUMMIT BUSINESS CAPITAL CORP.


                                   By /s/ Keith D. Scheid
                                     ------------------------------------------

                                   Title Assistant Vice-President
                                        ---------------------------------------

                                   Acknowledged By:

                                   NDC AUTOMATION, INC.


                                   By /s/ Claude Imbleau
                                     ------------------------------------------

                                   Title Chief Operating Officer
                                        ---------------------------------------